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                                                                    EXHIBIT 99.2


                          CONSENT OF DIRECTOR NOMINEE


I hereby consent to being named as a nominee to the Board of Directors of Delphi Automotive Systems Corporation, a Delaware corporation, in its Registration Statement on Form S-1, and any and all amendments or supplements thereto, to be filed with the U.S. Securities and Exchange Commission.






November 11, 1998                            /s/ Shoichiro Irimajiri
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                                             SIGNATURE


                                             SHOICHIRO IRIMAJIRI
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                                             TYPE OR PRINT NAME